SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 6, 2004

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712
(Address of principal executive offices, including zip code)

208 / 386-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Material Important Events.

A copy of Washington Group International, Inc.’s News Release with respect to the naming of E. Preston Rahe, Jr. as President of Washington Group International’s Energy & Environment Business Unit is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	The following exhibit is filed as a part of this current report on Form 8-K:

Exhibit Number	Description
99.1	Washington Group International, Inc. news release, dated January 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
(a Delaware Corporation)

	By:	/s/ Craig G. Taylor
	Name:	Craig G. Taylor
	Title:	Secretary
Dated: January 6, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Washington Group International, Inc. news release, dated January 6, 2004.